================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               FORM 8-K EQUIVALENT

                                 CURRENT REPORT

          Date of Report (Date of Earliest Event Reported): May 7, 2004

                              BIRDS EYE FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                                              16-0845824
---------------------------    ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

90 Linden Oaks, PO Box 20670, Rochester, New York               14602-0670
-------------------------------------------------               ----------
    (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's Telephone Number Including Area Code: (585) 383-1850

 o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11 7/8 Percent
                       Senior Subordinated Notes Due 2008.

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Item 12. Results of Operations and Financial Condition

The registrant's press release dated May 7, 2004, which reports its financial results for the fiscal quarter ended March 27, 2004, is furnished as Exhibit
99.1 to this report.


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                                   SIGNATURES

     The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BIRDS EYE FOODS, INC.


Date: May 7, 2004                      By: /s/ Earl L. Powers
      -------------------                  -------------------------------------
                                           Earl L. Powers,
                                           Executive Vice President Finance and
                                           Chief Financial Officer and Secretary
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)


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                                INDEX TO EXHIBITS

Exhibit No.               Description
-----------   ---------------------------------
   99.1       Press release issued May 7, 2004.


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